Phoenix Equity Trust

Phoenix Quality Small-Cap Fund

Phoenix Small-Cap Sustainable Growth Fund

Phoenix Small-Mid Cap Value Fund

Supplement dated April 14, 2008 to the Prospectus dated March 10, 2008

IMPORTANT NOTICE TO INVESTORS

The following information updates and replaces the disclosure under “Portfolio Management” for each of the referenced funds.

Kayne

The following individuals are the members of the team of equity investment professionals jointly and primarily responsible for the day-to-day management of the funds referenced below.

Todd Beiley, CFA. Mr. Beiley is a Co-Portfolio Manager of the Small-Cap Sustainable Growth Fund (since 2008). Mr. Beiley is a Senior Research Analyst with primary research responsibilities for the small and mid-capitalization health-care sector. Before joining Kayne in 2002, Mr. Beiley was an associate analyst in equity research at Prudential Securities. He has over nine years of investment industry experience.

Sandi Gleason, CFA. Ms. Gleason is a Co-Portfolio Manager of the Quality Small-Cap Fund (since inception in June 2006), the Small-Cap Sustainable Growth Fund (since inception in June 2006) and the Small-Mid Cap Fund (since 1998). Ms. Gleason is a portfolio manager for the Small-and Mid-Cap Equity Portfolios (since 1998). Before joining Kayne in 1993, Ms. Gleason was a senior consultant with Peterson Consulting Limited Partnership, a national litigation-consulting firm. She has over 12 years of investment industry experience.

Julie Kutasov, CPA. Ms. Kutasov is a Co-Portfolio Manager of the Quality Small-Cap Fund (since 2008). Ms. Kutasov is a Senior Research Analyst with primary research responsibilities for the small and mid-capitalization financials sector. Before joining Kayne in 2001, Ms. Kutasov worked in the investment management group at Goldman Sachs. She has approximately seven years of investment industry experience.

Robert Schwarzkopf, CFA. Mr. Schwarzkopf is a Co-Portfolio Manager of the Quality Small-Cap Fund (since inception in June 2006), the Small-Cap Sustainable Growth Fund (since inception in June 2006) and the Small-Mid Cap Fund (since 1998). Mr. Schwarzkopf is Chief Investment Officer (since 2007), a portfolio manager for the Small- and Mid-Cap Equity Portfolios (since 1992), and a member of the Executive Management Committee. Before joining Kayne in 1991, Mr. Schwarzkopf was a member of the Investment Policy Committee at the Pilgrim Group of Mutual Funds and portfolio manager for Pilgrim Regional Bankshares. He has approximately 26 years of investment industry experience.

Craig Stone. Mr. Stone is a Co-Portfolio Manager of the Small-Mid Cap Fund (since 2008). Mr. Stone is a Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization capital goods and energy sectors. Before joining Kayne in 2000, Mr. Stone was a Portfolio Manager at Doheny Asset Management. He has approximately 19 years of investment industry experience.

Investors should retain this supplement with the Prospectus for future reference.

PXP 691/KAR PMS (4/08)